SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                  June 1, 2000



                            U.S. WIRELESS DATA, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        Colorado                     0-22848                      84-1178691
---------------------------      ---------------             -------------------
State or other jurisdiction     (Commission File               (IRS Employer
     of incorporation              Number)                   Identification No.)


                           805 Third Avenue, 8th Floor
                               New York, NY 10022
                     --------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                            area code: (212) 750-7766


                  -------------------------------------------
                 (Former Address, if changed since last report)




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Item 5:   Other Events

          On June 1, 2000, U.S. Wireless Data, Inc. issued a press release announcing the closing of a private placement. A copy of the press release is attached hereto as Exhibit 99.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits.


          (c)  Exhibits

               99.  Press Release dated as of June 1, 2000.


























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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 13, 2000

                                    U.S. WIRELESS DATA, INC.



                                    By:  /s/ Dean M. Leavitt
                                         -----------------------------------
                                         Dean M. Leavitt
                                         Chief Executive Officer


















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